                                                               EX-99.B(d)(2)(vi)


                             Wells Fargo Funds Trust
                           WCM Sub-Advisory Agreement

                                   Appendix A

Asset Allocation Fund
California Limited Term Tax-Free Fund
California Tax-Free Fund
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Diversified Equity Fund
Diversified Small Cap Fund
Equity Income Fund
Equity Index Fund
Equity Value Fund
Government Institutional Money Market Fund
Government Money Market Fund
Growth Balanced Fund
Growth Equity Fund
Growth Fund
Income Fund
Income Plus Fund
Index Allocation Fund
Index Fund
Inflation-Protected Bond Fund
Intermediate Government Income Fund
International Equity Fund
Limited Term Government Income Fund
Liquidity Reserve Money Market Fund
Mid Cap Growth Fund
Minnesota Money Market Fund
Minnesota Tax-Free Fund
Moderate Balanced Fund
Money Market Fund
Money Market Trust
National Limited Term Tax-Free Fund
National Tax-Free Fund
National Tax-Free Institutional Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Nebraska Tax-Free Fund
Overland Express Sweep Fund
Prime Investment Institutional Money Market Fund
Prime Investment Money Market Fund
SIFE Specialized Financial Services Fund
Small Cap Growth Fund
Strategic Growth Allocation Fund
Strategic Income Fund
Treasury Plus Institutional Money Market Fund

                        Treasury Plus Money Market Fund
                        WealthBuilder Growth Portfolio
                        WealthBuilder Growth and Income Portfolio
                        WealthBuilder Growth Balanced Portfolio
                        100% Treasury Money Market Fund

Approved by Board of Trustees: October 24, 2000, May 8, 2001, August 7, 2001, November 6, 2001, December 23, 2001, February 5, 2002, and November 5, 2002.

Most Recent Annual Approval Date:  August 6, 2002.

                                   SCHEDULE A

                             WELLS FARGO FUNDS TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                  FEE AGREEMENT

         This fee agreement is made as of the 5th day of November, 2002, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

         WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

         WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

         NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates listed for each Fund listed in Appendix A, and for the Diversified Bond Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Growth Balanced Fund, Growth Equity Fund, Index Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund and Strategic Income Fund:

         for the assets formerly invested in the Equity Income Portfolio

                  a.       0.25% on the first $200 million;
                  b.       0.20% on the next $200 million;
                  c.       0.15% on all sums in excess of $400 million.

         for the assets formerly invested in the Index Portfolio

                  a.       0.02% on the first $200 million; and
                  b.       0.01% on all sums in excess of $200 million.

         for the assets formerly invested in International Equity Portfolio

                  a.       0.35% on the first $200 million;
                  b.       0.25% on all sums in excess of $200 million.

         for the assets formerly invested in Small Cap Index Portfolio

                  a.       0.02% on the first $200 million;
                  b.       0.01% on all sums in excess of $200 million.

provided, that no fee shall be payable hereunder with respect to any of the Funds listed above during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) or 12(d)(1)(G) under the Act.

         However, the sub-adviser shall receive a fee of 0.05% of the assets of the Growth Balanced Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund and Strategic Income Fund and 0.05% from each WealthBuilder Portfolio for providing services with respect to which Wells Fargo Master Trust Portfolios ("Master Portfolios") (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

         The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                    WELLS FARGO FUNDS MANAGEMENT, LLC


                                    By:   /s/ Andrew Owen
                                          --------------------------------------
                                          Andrew Owen
                                          Vice President

                                    WELLS CAPITAL MANAGEMENT INCORPORATED


                                    By:   /s/ David O'Keefe
                                          --------------------------------------
                                          David O'Keefe
                                          Chief Financial Officer

                            Appendix A to Schedule A

-----------------------------------------------------------------------------------------
                                                               Fee as % of Avg.
Funds Trust Funds                                              Daily Net Assets

-----------------------------------------------------------------------------------------
Asset Allocation Fund                                          0-1000M              0.15
                                                               greater than 1000M   0.10
-----------------------------------------------------------------------------------------
California Limited Term Tax-Free Fund                          0-400M               0.15
                                                               400-800M             0.125
                                                               greater than 800M    0.10
-----------------------------------------------------------------------------------------
California Tax-Free Fund                                       0-400M               0.15
                                                               400-800M             0.125
                                                               greater than 800M    0.10
-----------------------------------------------------------------------------------------
California Tax-Free Money Market Fund                          0-1000M              0.05
                                                               greater than 1000M   0.04
-----------------------------------------------------------------------------------------
California Tax-Free Money Market Trust                         0-1000M              0.0
                                                               greater than 1000M   0.0
-----------------------------------------------------------------------------------------
Cash Investment Money Market Fund                              0-1000M              0.05
                                                               greater than 1000M   0.04
-----------------------------------------------------------------------------------------
Colorado Tax-Free Fund                                         0-400M               0.15
                                                               400-800M             0.125
                                                               greater than 800M    0.10
-----------------------------------------------------------------------------------------
Equity Index Fund                                              0-200M               0.02
                                                               greater than 200M    0.01
-----------------------------------------------------------------------------------------
Equity Value Fund                                              0-200M               0.25
                                                               200-400M             0.20
                                                               greater than 400M    0.15
-----------------------------------------------------------------------------------------
Government Institutional Money Market Fund                     0-1000M              0.05
                                                               greater than 1000M   0.04
-----------------------------------------------------------------------------------------
Government Money Market Fund                                   0-1000M              0.05
                                                               greater than 1000M   0.04
-----------------------------------------------------------------------------------------
Growth Balanced Fund                                           0.05

-----------------------------------------------------------------------------------------
Growth Fund                                                    0-200M               0.25
                                                               200-400M             0.20
                                                               greater than 400M    0.15
-----------------------------------------------------------------------------------------
Income Fund                                                    0-400M               0.15
                                                               400-800M             0.125
                                                               greater than 800M    0.10
-----------------------------------------------------------------------------------------
Income Plus Fund                                               0-400M               0.20
                                                               400-800M             0.175
                                                               greater than 800M    0.15
-----------------------------------------------------------------------------------------
Index Allocation Fund                                          0-1000M              0.15
                                                               greater than 1000M   0.10
-----------------------------------------------------------------------------------------
Inflation-Protected Bond Fund                                  0-400M               0.15
                                                               400-800M             0.125
                                                               greater than 800M    0.10
-----------------------------------------------------------------------------------------
Intermediate Government Income Fund                            0-400M               0.15
                                                               400-800M             0.125
                                                               greater than 800M    0.10
-----------------------------------------------------------------------------------------
International Equity Fund                                      0-200M               0.35
                                                               greater than 200M    0.25
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Funds Trust Funds                                             Fee as % of Avg.
                                                              Daily Net Assets

----------------------------------------------------------------------------------------
Limited Term Government Income Fund                           0-400M              0.15
                                                              400-800M            0.125
                                                              greater than 800M   0.10
----------------------------------------------------------------------------------------
Liquidity Reserve Money Market Fund                           0-1000M             0.05
                                                              greater than 1000M  0.04
----------------------------------------------------------------------------------------
Mid Cap Growth Fund                                           0-200M              0.25
                                                              greater than 200M   0.20
----------------------------------------------------------------------------------------
Minnesota Money Market Fund                                   0-1000M             0.05
                                                              greater than 1000M  0.04
----------------------------------------------------------------------------------------
Minnesota Tax-Free Fund                                       0-400M              0.15
                                                              400-800M            0.125
                                                              greater than 800M   0.10
----------------------------------------------------------------------------------------
Moderate Balanced Fund                                        0.05

----------------------------------------------------------------------------------------
Money Market Fund                                             0-1000M             0.05
                                                              greater than 1000M  0.04
----------------------------------------------------------------------------------------
Money Market Trust                                            0-1000M             0.00
                                                              greater than 1000M  0.00
----------------------------------------------------------------------------------------
National Limited Term Tax-Free Fund                           0-400M              0.15
                                                              400-800M            0.125
                                                              greater than 800M   0.10
----------------------------------------------------------------------------------------
National Tax-Free Fund                                        0-400M              0.15
                                                              400-800M            0.125
                                                              greater than 800M   0.10
----------------------------------------------------------------------------------------
National Tax-Free Institutional Money Market Fund             0-1000M             0.05
                                                              greater than 1000M  0.04
----------------------------------------------------------------------------------------
National Tax-Free Money Market Fund                           0-1000M             0.05
                                                              greater than 1000M  0.04
----------------------------------------------------------------------------------------
National Tax-Free Money Market Trust                          0-1000M             0.0
                                                              greater than 1000M  0.0
----------------------------------------------------------------------------------------
Nebraska Tax-Free Fund                                        0-400M              0.15
                                                              400-800M            0.125
                                                              greater than 800M   0.10
----------------------------------------------------------------------------------------
Overland Express Sweep Fund                                   0-1000M             0.05
                                                              greater than 1000M  0.04
----------------------------------------------------------------------------------------
Prime Investment Institutional Money Market Fund              0-1000M             0.05
                                                              greater than 1000M  0.04
----------------------------------------------------------------------------------------
Prime Investment Money Market Fund                            0-1000M             0.05
                                                              greater than 1000M  0.04
----------------------------------------------------------------------------------------
SIFE Specialized Financial Services Fund                      0-200M              0.25
                                                              200-400M            0.20
                                                              greater than 400M   0.15
----------------------------------------------------------------------------------------
Small Cap Growth Fund                                         0-200M              0.25
                                                              greater than 200M   0.20
----------------------------------------------------------------------------------------
Strategic Growth Allocation Fund                              0.05

----------------------------------------------------------------------------------------
Strategic Income Fund                                         0.05

----------------------------------------------------------------------------------------
Treasury Plus Institutional Money Market Fund                 0-1000M             0.05
                                                              greater than 1000M  0.04
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------
Treasury Plus Money Market Fund                   0-1000M              0.05
                                                  greater than 1000M   0.04
----------------------------------------------------------------------------


----------------------------------------------------------------------------
Funds Trust Funds                                 Fee as % of Avg.
                                                  Daily Net Assets

----------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio           0.05
----------------------------------------------------------------------------
WealthBuilder Growth and Income Portfolio         0.05
----------------------------------------------------------------------------
WealthBuilder Growth Portfolio                    0.05
----------------------------------------------------------------------------
100% Treasury Money Market Fund                   0-1000M              0.05
                                                  greater than 1000M   0.04
----------------------------------------------------------------------------